Rule 497(a)
                                                               Reg. No. 33-47508
                                                               Rule 482 ad


                            Having Trouble Sleeping?
                Steady Performance Is Better Than A Sleeping Pill

                                                      Since Inception
                    1 Year      3 Years      5 Years      (8/3/92)
Average Annual
Total Returns
As of 10/31/00      27.13%      21.69%       21.77%        14.10%

For more information on The Jensen Portfolio mutual fund, contact your financial advisor or Jensen Investment Management, Portland, OR (1-800-221-4384 or 503-274-2044).

The performance data quoted represents past performance, which is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends and capital gains. For more information about The Jensen Portfolio mutual fund, including charges and expenses, call for a prospectus at 1-800-221-4384. Please read it carefully before you invest or send money.